                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  June 21, 1999
                                                       ------------------


                            Chad Therapeutics, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-11363                                        95-3792700
--------------------------------------------------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


    21622 Plummer Street, Chatsworth, CA                             91311
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                        (Zip Code)


                                 (818) 882-0883
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 6.  Resignations of Registrant's Directors.

         On June 21, 1999, the Board of Directors accepted the resignation of Francis R. Fleming from the Board of Directors of Chad Therapeutics, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 CHAD THERAPEUTICS, INC.

Date July 9, 1999                By /S/Earl L. Yager
     ----------------               ---------------------------------------
                                    Earl L. Yager, Executive Vice President
                                    and Chief Financial Officer


                                       3